UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2023

OMNICELL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-33043	94-3166458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4220 North Freeway

Fort Worth, TX 76137

(Address of principal executive offices, including zip code)

(877) 415-9990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	OMCL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Leadership Team Updates

Chief Commercial Officer

On May 30, 2023, Omnicell, Inc. (the “Company”) determined that Scott P. Seidelmann will step down from his role as Executive Vice President and Chief Commercial Officer of the Company and this position will be eliminated, effective June 1, 2023. Mr. Seidelmann will continue to serve as an executive advisor to the Company and will assist with the transition of his responsibilities until his separation from the Company, effective October 1, 2023.

In connection with Mr. Seidelmann’s departure, it is expected that the Company and Mr. Seidelmann will enter into a separation agreement, the material terms of which have not been finalized as of the date of this Current Report on Form 8-K.

Chief Administrative and People Officer

On May 30, 2023, the Company determined that Christine M. Mellon will step down from her role as Executive Vice President and Chief Administrative and People Officer of the Company and this position will be eliminated, effective June 1, 2023. Ms. Mellon will continue to serve as an executive advisor to the Company and will assist with the transition of her responsibilities until her separation from the Company, effective October 1, 2023.

In connection with Ms. Mellon’s departure, it is expected that the Company and Ms. Mellon will enter into a separation agreement, the material terms of which have not been finalized as of the date of this Current Report on Form 8-K.

The Company would like to thank Mr. Seidelmann and Ms. Mellon for their dedication and significant contributions to the Company throughout their employment, and for playing integral roles in the Company’s growth.

A copy of the Company’s press release announcing these changes is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release entitled “Omnicell Announces Leadership and Organizational Changes” dated May 30, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNICELL, INC.

Date: May 30, 2023	/s/ Corey J. Manley
Corey J. Manley
Senior Vice President and Chief Legal Officer